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                         PLACEMENT AGENT AGREEMENT

October 8, 1997

Board of Directors
Training Devices Incorporated
96 Inverness Drive East, #R
Englewood, Colorado 80112


Gentlemen:

     Bathgate McColley Capital Group, LLC. (the "Placement Agent"), hereby confirms its agreement with you (the "Company") as follows:


                                  SECTION 1
                          DESCRIPTION OF SECURITIES

     The Company proposes to offer and sell to qualified investors up to 400,000 units of the Company's securities on terms as set forth herein.

     Each unit ("Unit" or "Units") shall consist of two shares ("Shares") of the Company's no par value common stock ("Common Stock") and one Redeemable Common Stock Purchase Warrant ("Warrant" or "Warrants"). One Warrant will entitle the Holder to purchase one share of Common Stock at an exercise price (the "Exercise Price") of $4.00 per share. As used in this Agreement, the term "Memorandum" refers to a Private Placement Memorandum dated October 8, 1997. The Units, Common Stock and Warrants shall be as further described in the Memorandum and shall be sold on the terms and conditions as described herein and in the Memorandum.

                                  SECTION 2
               REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Placement Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Placement Agent as follows:

     2.01. PRIVATE PLACEMENT MEMORANDUM. The Memorandum with respect to the Units and all exhibits thereto, copies of which have heretofore been delivered by the Company to the Placement Agent, has been carefully prepared by the Company in conformity with Regulation D ("Regulation D") promulgated pursuant to the Securities Act of 1933, as amended (the "Act"), and with comparable provisions of the securities laws of and other states as may be reasonably requested by the Placement Agent. The Memorandum does not include any untrue statement of a material fact or omit to a state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company does not make any representations or warranties as to information contained in or omitted from the Memorandum in reliance upon written information furnished on behalf of the Placement Agent specifically for use therein. Any additional written information authorized by the Company to be provided to prospective purchasers shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.02. FINANCIAL STATEMENTS. The financial statements of the Company, together with related Schedules and Notes as set forth in the Memorandum, present fairly the financial position and the results of operations of the Company at the represented dates and for the represented periods to which they apply; such financial statements have been prepared in accordance with generally accepted accounting principles which have been consistently applied throughout the periods concerned except as otherwise stated therein.

     2.03. NO MATERIAL ADVERSE CHANGE. Except as may be reflected in or contemplated by the Memorandum, subsequent to the dates as of which information is given in the Memorandum, and prior to the Closing

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Date (as defined hereinafter), (i) there shall not be any material adverse change in the business, properties, options to lease, leases, financial condition, management, or otherwise of the Company or in the Company's business taken as a whole, (ii) there shall not have been any material transaction entered into by the Company other than transactions in the ordinary course of business; (iii) the Company shall not have incurred any material obligations, contingent or otherwise, which are not disclosed in the Memorandum; (iv) there shall not have been nor will there be any change in the capital stock or adverse change in the short-term or long-term debt (except current payments) of the Company; and (v) the Company has not and will not have paid or declared any dividends or other distributions.

     2.04. NO DEFAULTS. The Company is not in default in the performance of any obligation, agreement or condition contained in any debenture, note or other evidence of indebtedness or any indenture or loan agreement of the Company, other than as set forth in the Memorandum. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of the Company, or any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which it or any of its property is bound, or any existing law, order, rule, regulation, writ, injunction, or decree or any government, governmental instrumentality, agency or body, arbitrator, tribunal or court, domestic or foreign, having jurisdiction over the Company or its property. The consent, approval, authorization, or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the securities laws of any state or jurisdiction.

     2.05. ORGANIZATION AND STANDING. The Company is, and at the Closing Date will be, duly organized and validly existing in good standing as a corporation under the laws of its state of incorporation and with full power and authority to own its property and conduct its business, present and proposed, as described in the Memorandum; the Company has full power and authority to enter into this Agreement and to issue the securities comprising the Units, and the Company is duly qualified and in good standing as a foreign corporation in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes such qualification necessary. The Company had paid all fees required by the jurisdiction of organization and any jurisdiction in which it is qualified as a foreign corporation.

     2.06. CAPITALIZATION. Prior to the Closing Date, the capitalization of the Company shall consist of a total of no more than 2,888,000 shares of Common Stock of the Company issued and outstanding, not including shares issuable upon the exercise of outstanding options, warrants or purchase rights or upon the conversion of outstanding convertible securities.

     2.07. LEGALITY OF UNITS. The securities comprising the Units have been duly and validly authorized and, when issued or sold and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable. The securities comprising the Units will conform in all material respects to all statements with regard thereto in the Memorandum. A sufficient number of shares of Common Stock of the Company has been reserved for issuance upon exercise of the Warrants.

     2.08. PRIOR SALES. No securities of the Company have been sold by the Company or by, or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company at any time prior to the date hereof, except as set out in the Memorandum. No prior securities sales by the Company or any affiliate are required to be integrated with the proposed sale of the Units such that the availability of Regulation D or any other claimed exemption from the registration requirements of the Act would be made unavailable to the offer and sale of the Units.

     2.09. LITIGATION. There is and at the Closing Date there will be no action, suit or proceeding before any court or governmental agency, authority or body pending or to the knowledge of the Company threatened which might result in judgments against the Company, or its officers, directors, employees or agents which the Company is obligated to indemnify, not adequately covered by insurance and which collectively might result in any material adverse change in the condition (financial or otherwise), the business or the prospects of the Company or would materially affect the properties or assets of the Company.

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     2.10.     FINDER.  No person has acted as a finder in connection with the transactions contemplated herein, and the Company will indemnify the Placement Agent with respect to any claim for finder's fees in connection herewith. The Company further represents that it has no management or financial consulting or advisory agreement with anyone except as set forth in the Memorandum. The Company additionally represents that no officer, director, or 5% or greater shareholder of the Company is, directly or indirectly, associated with a National Association of Securities Dealers, Inc. member broker-dealer, other than such persons as the Company has advised the Placement Agent in writing are so associated.

     2.11. CONTRACTS. Each contract to which the Company is a party and to which reference is made in the Memorandum has been duly and validly executed, is in full force and effect in all material respects in accordance with their respective terms, and none of such contracts has been assigned by the Company; and the Company knows of no present situation or condition or fact which would prevent compliance with the terms of such contracts, as amended to date. Except for amendments or modifications of such contracts in the ordinary course of business, the Company has no intention of exercising any right which it may have to cancel any of its obligations under any of such contracts, and has no knowledge that any other party to any of such contracts has any intention not to render full performance under such contracts.

     2.12. TAX RETURNS. The Company has filed all federal, state and municipal tax returns which are required to be filed, and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All other taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes, including all federal and state withholding and FICA payments.

     2.13. PROPERTY. Except as otherwise set forth in the Memorandum, the Company has good title, free and clear of all liens, encumbrances and defects, except liens for current taxes not due and payable, to all property and assets which are described in the Memorandum as being owned by the Company, subject only to such exceptions as are not material and do not adversely affect the present or prospective business of the Company. All of the claims, options to lease, leases and subleases material to the business of the Company under which the Company holds or uses any real or personal property, including those described or referred to in the Memorandum, are in full force and effect, and the Company is not in default in respect of any of the terms or provisions of any such claims, options to lease, leases or subleases, and no claim of any sort has been asserted by anyone adverse to the Company's rights under any such claims, options to lease, leases or subleases or affecting or questioning the Company's rights to the continued possession of the claimed, optioned, leased or subleased property covered by such claim, options to lease, lease or sublease.

     2.14. AUTHORITY. The execution and delivery by the Company of this Agreement has been duly authorized, and this Agreement is the valid, binding and legally enforceable obligation of the Company.

     2.15. USE OF PROCEEDS. The Company will apply the proceeds from the sale of the Units to the purposes set forth in the Memorandum. The Company will also establish procedures to ensure proper application and stewardship of such proceeds.

     2.16. NO LIMITATIONS ON PAYMENT OF DIVIDENDS. Except as otherwise set forth in the Memorandum, there are no limitations, either contractual or otherwise, nor will the Company enter into any agreement with any other party, which prevents or limits the Company's ability to declare or pay dividends on its Common Stock.

                                      SECTION 3
                        ISSUE, SALE AND DELIVERY OF THE UNITS

     3.01. PLACEMENT AGENT APPOINTMENT. The Company hereby appoints the Placement Agent as its exclusive agent until October 31, 1997, which period may be extended for additional periods until December 31, 1997, by mutual consent of the Company and the Placement Agent (the "Sales Termination Date"), to solicit purchasers for up to 150,000 Units on a "best efforts, all-or-none" basis and to solicit purchasers for an additional 250,000 Units on a "best efforts" basis (or 330,000 additional Units pursuant to Section 3.04 if the Offering is over-subscribed); and the Placement Agent, on the basis of the representations and warranties herein contained, but

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subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Units at the price of $4.00 per Unit, provided that the Company reserves the right to reject in good faith any prospective investor ("Investor") and no commission shall be payable to the Placement Agent in respect of any proposed sale to any rejected Investor. No other person will be or has been authorized to solicit purchasers for the Units, except those persons selected by the Placement Agent. Each Investor must subscribe for at least 5,000 Units ($20,000), and must certify to the Company that such investor is an "Accredited Investor" as defined in Rule 501(a) of Regulation D or otherwise satisfies all requirements imposed by the Company and Placement Agent in sales to a limited number of non-accredited Investors. Notwithstanding the above, the Company and the Placement Agent may mutually agree to accept a subscription for fewer than 5,000 Units.

     3.02. ESCROW ACCOUNT. It is hereby agreed between the Company and the Placement Agent that unless 150,000 Units ("Escrow Units") are sold and paid for by Investors by the Sales Termination Date, this Agreement shall automatically be terminated and the entire proceeds received from the sale of the Units shall be returned to the Investors, without deduction therefrom or interest thereon. During the period of the offering, the proceeds from the sale of at least the first 150,000 ($600,000) Units shall be promptly deposited in an escrow account ("Escrow Account") entitled "Bathgate McColley-Training Devices Incorporated Escrow Account" with MegaBank of Arapahoe (the "Escrow Agent"). The agreement establishing the Escrow Account ("Escrow Agreement") shall be in form and content satisfactory to counsel for the Placement Agent and the Company. The proceeds from any sale of Units after the First Closing (hereinafter defined) shall be deposited to a separate interest-bearing account requiring the signatures of the Company and the Placement Agent to withdraw funds. Additional Closings will be held no less frequently than weekly. If the Escrow Account is not used for such purpose, the Company promptly shall pay the commission provided in Section 3.05 and the expense reimbursement provided in Section 3.07 to the Placement Agent.

     3.03. SUBSCRIPTION AGREEMENT. Each Investor desiring to purchase Units will be required to complete and execute a Subscription Agreement and, if applicable, all other offering documents. The Placement Agent shall have the right to review such documents for each Investor and to reject the tender of any Investor which it deems not acceptable. All documents concerning any Investor the Placement Agent has not rejected will be promptly forwarded to the Company at the address set forth below. The Company, upon receipt of the documents, will determine within three (3) business days whether it wishes to accept the Investor. Payment for the Units subscribed for in the Subscription Agreements which have been accepted by the Company is to be delivered to the Company on the Closing Date (as hereinafter defined).

     3.04. SUBSCRIPTION ACCEPTANCE. The acceptance of subscriptions for Units tendered by Investors will be conditional upon (i) the tendering of Subscriptions for at least 150,000 Units ("Minimum Subscriptions") by the Sales Termination Date, and (ii) the receipt, on the Closing Date, of the net proceeds from subscribers for the Minimum Subscriptions ("Minimum Payments") less commissions and non-accountable expense allowances due the Placement Agent as provided hereinafter. If subscriptions are received for more than 400,000 Units, the Company may accept one subscription over another and/or allocate available Units among subscribers as it deems appropriate. In addition, if the Offering is over-subscribed, the Company, in its sole discretion, may accept subscriptions for an additional 80,000 Units.

     3.05. COMPENSATION OF PLACEMENT AGENT. In consideration for the Placement Agent's execution of this Agreement, and for the performance of its obligations hereunder, the Company agrees to pay the Placement Agent a commission of eight percent (8%) of the gross proceeds received from the sale of the Units ($.32 per Unit); provided, that on any sale to an investor directed by the Company to the Placement Agent, the commission will be five percent (5%); and provided further that, in the event Minimum Subscriptions are not received or Minimum Payments are not made and the offering is terminated, the Placement Agent shall not receive any commission. Any commissions payable to the Placement Agent under this paragraph shall be payable on the Closing Date or as otherwise provided herein.

     3.06. PAYMENT. Payment for Units sold shall be made by the Escrow Agent to the Company at such place as may be agreed on among the Company and the Placement Agent, at such a time and on such a date, as shall be fixed by agreement between the parties, which in no case shall be later than eight (8) days after the Sales Termination Date. The delivery of the Units against payment therefore is defined as the "Closing" and the time and

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date thereof are defined as the "Closing Date."  The first Closing Date will be held when the Minimum Payments are received ("First Closing"). It is anticipated that there may be additional Closings as additional funds are received, and the final Closing will be referred to as the "Final Closing."
The Final Closing could also be the First Closing in the event that no Units are sold after the First Closing. As soon as practicable after each Closing Date, the Company shall deliver by mail to each Investor a certificate for the securities underlying the Units that have been purchased and which contains a legend conforming to the requirements of Rule 502(d)(3) under the Act.

     3.07. NON-ACCOUNTABLE EXPENSE ALLOWANCE. The Company shall pay the Placement Agent a non-accountable expense allowance of two percent (2%) of the proceeds from the sale of Units, payable at each Closing: provided that no expense allowance shall be paid for sales to investors directed to the Placement Agent by the Company.

     3.08. FUTURE CORPORATE FINANCING TRANSACTIONS. The Company grants to the Placement Agent right of first refusal for a period of four (4) months after the First Closing to act as managing underwriter for any public offerings or placement agent for any private offerings of its securities contemplated by the Company or any of its subsidiaries. The right shall continue in effect during the entire four (4) month period despite the exercise of the right or the refusal to exercise the right during the period. The Placement Agent shall have thirty (30) days within which to determine whether to exercise the right.

     In addition, if the Placement Agent determines not to exercise the right, upon the request of the Placement Agent, the Company agrees that the Placement Agent will be designated as a co-manager of any public offering of its securities and will receive at least 20% of the management fee for acting in such capacity. The Placement Agent may waive this right of first refusal upon the payment by the Company to the Placement Agent of a fee equal to 0.75% of the gross proceeds of the proposed public offering.

     3.09. OBLIGATIONS OF PLACEMENT AGENT. The Company agrees that the obligations of the Placement Agent under this Agreement: (i) shall not preclude the Placement Agent from contemporaneously participating in the offering or underwriting of securities of other issuers; (ii) shall not impose any obligation on the Placement Agent to require its registered representatives to offer or to sell the Units, (iii) shall require the Placement Agent to make an effort to find purchasers for the Units only to the extent the Placement Agent is motivated to do so by the compensation and other provisions of this Agreement, (iv) shall not otherwise limit or prevent the Placement Agent from carrying on its customary business as a securities broker-dealer, and (v) shall not require the Placement Agent to engage in any conduct which is violative of any law or industry standard of conduct applicable to the Placement Agent.

     3.10. REPRESENTATIONS AND WARRANTIES. The parties hereto each represent that as of each Closing Date the representations and warranties herein contained and the statements contained in all the certificates heretofore or simultaneously delivered by any party to another, pursuant to this Agreement, shall in all material respects be true and correct.

     3.11. FORM D. The Placement Agent agrees that it will timely supply the Company from time to time with all information required from the Placement Agent for the completion of Form D to be filed with the Securities and Exchange Commission and such additional information as the Company may reasonably request to be supplied to the securities authorities of such states in which the Units have been qualified for sale or are exempt from qualification or registration.
A copy of all such filings shall be delivered to the Placement Agent and counsel for the Placement Agent promptly prior to their being filed.


                                   SECTION 4
                  OFFERING OF THE UNITS ON BEHALF OF THE COMPANY

     4.01. AGENT. In offering the Units for sale, the Placement Agent shall offer the Units solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth herein and in the Memorandum. The Placement Agent shall commence making such offers as an agent for the Company as soon after the date of the Memorandum (the "Offering Date") as it in its sole discretion may deem advisable; provided,

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however, that if the Placement Agent does not commence such offering within ten
(10) business days after the Offering Date, it shall promptly advise the Company.


     4.02. SELECTED DEALERS. The Placement Agent may offer and sell the Units for the account of the Company through registered broker-dealers selected by it ("Selected Dealers") and pursuant to a form of Selected Dealer Agreement between the Placement Agent and the Selected Dealers, pursuant to which the Placement Agent may allow such concession (out of its commissions) as it may determine. Such Agreement shall provide that the Selected Dealers are acting as agents of the Company. On such sale or allotment by the Placement Agent of any of the Units to Selected Dealers, the Placement Agent shall require the Selected Dealer selling any such Units to agree to offer and sell the same on the terms and conditions of offering set forth in the Memorandum and in this Agreement.


                                   SECTION 5
                                  MEMORANDUM

     5.01. DELIVERY AND FORM OF MEMORANDUM. The Company will procure, at its expense, as many copies of the Memorandum as the Placement Agent may reasonably require for the purposes contemplated by this Agreement and shall deliver said copies of the Memorandum within two (2) business days after execution of this Agreement at addresses, and in the quantity at each address, as specified by the Placement Agent. Each Memorandum shall be of a size and format as determined by the Placement Agent and shall be suitable for mailing and other distribution.

     5.02. AMENDMENT OF MEMORANDUM. If during the offering any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Memorandum as then amended or supplemented would include an untrue statement of a material fact, or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the Offering Date to amend or supplement the Memorandum to comply with the Act, the Company will immediately notify the Placement Agent thereof and the Company will prepare such further amendment to the Memorandum or supplemental or amended Memorandum or Memoranda as may be required and furnish and deliver to the Placement Agent, all at the cost of the Company, a reasonable number of copies of the supplemental or amended Memorandum which as so amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Memorandum not misleading in the light of the circumstances existing at the time it is delivered.

     5.03. USE OF MEMORANDUM. The Company authorizes the Placement Agent and the Selected Dealers, if any, in connection with the offer and sale of the Units and all dealers to whom any of the Units may be sold by the Placement Agent or by any Selected Dealer, to use the Memorandum as from time to time amended or supplemented, in connection with the offering and sale of the Units and in accordance with the provisions of the Act, the Rules and Regulations thereunder and applicable state securities laws.


                                   SECTION 6
                           COVENANTS OF THE COMPANY

     The Company covenants and agrees with the Placement Agent that:

     6.01. NOTIFICATION OF CHANGES. After the date hereof, the Company will not at any time, whether before or after the date of the Memorandum, make any amendment or supplement to the Memorandum of which amendment or supplement the Placement Agent shall not have previously been advised and a copy of which shall not have previously been furnished to the Placement Agent a reasonable time period prior to the proposed date of such amendment or supplement, or which the Placement Agent or counsel for the Placement Agent shall have reasonably objected to in writing solely on the grounds that it is not in compliance with the Act or the Rules and Regulations or with other federal or state laws.

     6.02. PROCEEDING. The Company will promptly advise the Placement Agent, and will confirm such advice in writing, upon the happening of any event which, in the judgment of the Company, makes any material statement in the Memorandum untrue or which requires the making of any changes in the Memorandum in order to

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make the statements therein not misleading, and upon the refusal of any state securities administrator or similar official to qualify, or the suspension of the qualification of the Units for offering or sale in any jurisdiction where the Units are not exempt from qualification or registration, or of the institution of any proceedings for the suspension of any exemption or for any other purposes. The Company will use every reasonable effort to prevent any such refusal to qualify or any such suspension and to obtain as soon as possible the lifting of any such order, the reversal of any such refusal, and the termination of any such suspension.

     6.03. BLUE SKY MEMORANDUM. As a condition of closing, the Company will qualify the Units, or such part thereof as requested by the Placement Agent, for offer and sale and will take whatever action necessary in connection with filing or maintaining any appropriate exemption from such qualification or registration under the applicable laws of and such other states as may be selected by the Placement Agent and agreed to by the Company, and continue such qualifications and exemption in effect so long as required for the purposes of the offer and sale of the Units. The Company will cause a Blue Sky Memorandum to be prepared by counsel to the Company to be delivered to the Placement Agent on the date of this Agreement and the Closing Dates. The Blue Sky Memorandum shall set forth those states or jurisdictions wherein the Units have been registered or otherwise qualified for sale or shall specify the exemption from registration that may be relied on for the offer and sale of the Units. The Blue Sky Memorandum will be promptly amended as necessary. The Company agrees that the Placement Agent and Selected Dealers, if any, may rely on the Blue Sky Memorandum in connection with the offer and sale of the Units.

     6.04. AGREEMENT TO PROVIDE INFORMATION. The Company, at its own expense, will prepare and give and will continue to give such financial statements and other information to and as may be required by the Commission or the governmental authorities of states in which the Units may be registered, qualified or exempt from qualification or registration.

     6.05. COSTS OF OFFERING. The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, all costs and expenses incident to the performance of its obligations under this Agreement including all expenses incident to the authorization and issuance of the Units, any taxes incident to the initial sale of the Units hereunder, the fees and expenses of the Company's counsel and accountants, the costs and expenses incident to the preparation and printing of the Memorandum and any amendments or supplements thereto, the cost of preparing and printing all exhibits to the Memorandum, the Blue Sky Memorandum, the cost of furnishing to the Placement Agent copies of the Memorandum as herein provided, and the cost of any filing with the Commission or pursuant to state securities laws, including all filing fees.

     6.06. USE OF PROCEEDS. The Company will apply the proceeds from the sale of the Units to the purposes set forth in the Memorandum.

     6.07. DUE DILIGENCE. Prior to the Final Closing, the Company will cooperate with the Placement Agent in such investigation as the Placement Agent may make or cause to be made of the properties, business, management and operations of the Company in connection with the offering of the Units, and the Company will make available to the Placement Agent in connection therewith such information in its possession as the Placement Agent may reasonably request.

     6.08. DOCUMENTATION. Prior to the Closing Date, the Company will deliver to the Placement Agent true and correct copies of the articles and bylaws of the Company and of the minutes of all meetings of the directors and shareholders of the Company held since inception; true and correct copies of all material contracts to which the Company is a party; and such other documents and information as is reasonably requested by the Placement Agent. To the extent such documents had previously been provided, only amendments or updates need be furnished.

     6.09. MANAGEMENT COOPERATION. The Company shall provide the Placement Agent, at any time, an opportunity to meet with and question management of the Company and authorize management of the Company to speak at such meetings as the Placement Agent reasonably requests.

     6.10. PERIODIC REPORTS. The Company will provide to the Placement Agent for not less than three (3) years following the Closing Date, quarterly and annual financial statements, copies of all correspondence to shareholders and copies of all press releases or news items concerning the Company.

     6.11. COMPLIANCE WITH CONDITIONS PRECEDENT. The Company will use all reasonable efforts to comply or cause to be complied with the conditions precedent to the several obligations of the Placement Agent specified in this Agreement.

     6.12. REPORTS. The Company agrees to file with the Commission, and states where required, all reports on Form D in accordance with the provisions of Regulation D promulgated under the Act and to promptly provide copies of such reports to the Placement Agent and its counsel.

                                   SECTION 7
                                INDEMNIFICATION

     7.01. INDEMNIFICATION BY COMPANY. The Company agrees to indemnify, defend and hold harmless the Placement Agent, its agents, managers, members, representatives, guarantors, sureties and each person who controls the Placement Agent within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 ("Indemnified Persons") from and against any and all losses, claims, damages, liabilities or expenses, joint or several, (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such Indemnified Persons) which they or any of them may incur under the Act, or any state securities law and the Rules and Regulations or the rules and regulations under any state securities laws or any other statute or at common law or otherwise and to reimburse such Indemnified Persons for any legal or other expense (including the cost of any investigation and preparation) incurred by any of them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or any amendment or supplement thereto or any authorized sales literature or any application or other document filed with the Commission or in any state or other jurisdiction in order to qualify the Units under the securities laws thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, all as of the date of the Memorandum or such amendment or supplement, as the case may be, or any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as amended or supplemented) or other document, or the failure to comply with the security registration requirement of the Act or any applicable state law; provided, however, that the indemnity agreement contained in this Section 7.01 shall not apply to amounts paid in settlement of any such litigation if such settlements are effected without the consent of the Company, nor shall it apply to any Indemnified Persons in respect of any such losses, claims, damages, liabilities or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by such Indemnified Persons specifically for use in connection with the preparation of the Memorandum or any such amendment or supplement thereto. This indemnity agreement is in addition to any other liability which the Company may otherwise have to the Indemnified Persons.

     7.02. NOTIFICATION TO COMPANY. The Indemnified Persons agree to notify the Company promptly of the commencement of any litigation or proceeding against the Indemnified Persons, of which it may be advised, in connection with the offer and sale of any of the Units of the Company, and to furnish to the Company at its request copies of all pleadings therein and permit the Company to be an observer therein and apprise it of all the developments therein. In case of commencement of any action in which indemnity may be sought from the Company on account of the indemnity agreement contained in
Section 7.01, the Indemnified Persons within ten (10) days after the receipt of written notice of the commencement of any action against the Indemnified Persons, shall notify the Company in writing of the commencement thereof. The omission of the Indemnified Persons to so notify the Company of any such action shall relieve the Company from any liability which it may have to the Indemnified Persons on account of the indemnity agreement contained in
Section 7.01 or otherwise. In case any such action shall be brought against the Indemnified Persons of which the Indemnified Persons shall have notified the Company of the commencement thereof, the Company shall be entitled to participate in (and to the extent that it shall wish, to direct) the defense thereto at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Indemnified Persons in such litigation. After notice that the Company elects to direct the defense, the Company will not be liable for any legal or other expenses incurred by the Indemnified Persons without the prior written consent of the Company. The Company shall not be liable for amounts paid in settlement of any litigation if such settlement was effected without its consent.

     7.03. INDEMNIFICATION BY PLACEMENT AGENT. The Placement Agent agrees to indemnify and hold harmless the Company, its agents, officers, directors, representatives, guarantors, sureties and each person who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 from and against any and all losses, claims, damages, liabilities or expenses, joint or several, (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) which they or any of them may incur under the Act, or any state securities law and the Rules and Regulations or the rules and regulations under any state securities laws or any other statute or at common law or otherwise and to reimburse persons indemnified as above for any legal or other expense (including the cost of any investigation and preparation) incurred by any of them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any statement in or omission from the Memorandum or any amendment or supplement thereto, or any application or other document filed with the Commission or in any state or other jurisdiction in order to qualify the Units under the securities laws thereof, or any information furnished pursuant to Section 3.10 hereof, if such statements or omissions were made in reliance upon information furnished in writing to the Company by the Placement Agent or on its behalf specifically for use in connection with the preparation of the Memorandum or amendment or supplement thereto or application or document filed. This indemnity agreement is in addition to any other liability which the Placement Agent may otherwise have to the Company and other indemnified persons.

     7.04. NOTIFICATION TO PLACEMENT AGENT. The Company and other Indemnified Persons agree to notify the Placement Agent promptly of commencement of any litigation or proceedings against the Placement Agent or other Indemnified Persons, in connection with the offer and sale of any of the Units and to furnish to the Placement Agent, at its request, copies of all pleadings therein and permit the Placement Agent to be an observer therein and apprise the Placement Agent of all developments therein, all at the Company's expense. In case of commencement of any action in which indemnity may be sought from the Placement Agent on account of the indemnity agreement contained in Section 7.03, the Company or other Indemnified Persons shall notify the Placement Agent of the commencement thereof in writing within ten (10) days after the receipt of written notice of the commencement of any action against the Company or against any other person indemnified, shall notify the Placement Agent in writing of such notification. The omission of the Company or other Indemnified Persons to so notify the Placement Agent of any such action shall relieve the Placement Agent from any liability which it may have to the Company, its agents, officers, directors, representatives, guarantors, sureties or any person controlling it on account of the indemnity agreement contained in Section 7.03 or otherwise. In case any such action shall be brought against the Company or any other person indemnified of which the Company shall have notified the Placement Agent of the commencement thereof, the Placement Agent shall be entitled to participate in (and to the extent that it shall wish, to direct) the defense thereto at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Company or other persons indemnified in such litigation. After notice that the Placement Agent elects to direct the defense, the Placement Agent will not be liable for any legal or other expenses incurred by the indemnified party without the prior written consent of the Placement Agent. The Placement Agent shall not be liable for amounts paid in settlement of any litigation if such settlement was effected without its consent.

     7.05. INDEMNIFICATION OF SELECTED DEALERS. The Company agrees to indemnify Selected Dealers, if any, and its agents, officers, directors, representatives, guarantors and sureties on substantially the same terms and conditions as it indemnifies the Placement Agent and Indemnified Persons pursuant to Section 7.01 provided that each such Selected Dealer agrees in writing with the Placement Agent to indemnify the Company and its agents, officers, directors, representatives, guarantors and sureties on substantially the same terms and conditions as the Placement Agent indemnifies the Company in Section 7.03. The Company hereby authorizes the Placement Agent to enter into agreements with Selected Dealers providing for such indemnity by the Company.

     7.06. CONTRIBUTION. If the indemnification provided for in Section 7.01, 7.03 and 7.05 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under either such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Placement Agent or Selected Dealer on the other from the offering and sale of the Units, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Placement Agent or Selected Dealer on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent or Selected Dealer on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total commissions received by the Placement Agent or Selected Dealer, as in each case set forth in the Memorandum. The relative fault of the Company and of the Placement Agent or Selected Dealer shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the Placement Agent or Selected Dealer and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Units sold by it and distributed exceeds the amount of any damages which such Placement Agent otherwise has been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

       7.07. LIMITATION OF LEGAL EXPENSES. Notwithstanding anything herein to the contrary, the indemnification for legal expenses included in Sections 7.01, 7.03 And 7.05 shall be limited to the legal expenses of one law firm, except in the event of a bona fide conflict of interest, in which event such legal expenses shall be limited to the legal expenses of two law firms.

                         SECTION 8
                 EFFECTIVENESS OF AGREEMENT

     3.01. This Agreement shall become effective upon execution by all parties hereto.

                        SECTION 9
       CONDITIONS OF THE PLACEMENT AGENT'S OBLIGATIONS

     The Placement Agent's obligations to act as agent of the Company hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the performance by the Company of all its agreements herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

     9.01. NO MATERIAL CHANGES. Except as contemplated herein or as set forth in the Memorandum, during the period subsequent to the date of the last balance sheet included in the Memorandum the Company: (a) shall have conducted its business in the usual and ordinary manner as the same was being conducted on the date of the last balance sheet included in the Memorandum, and (b) except in the ordinary course of its business, the Company shall not have incurred any material liabilities, claims or obligations (direct or contingent) or disposed of any material portion of its assets, or entered into any material transaction or suffered or experienced any materially adverse change in its condition, financial or otherwise. The capitalization and short term debt of the Company shall be substantially the same as at the date of the latest balance sheet included in the Memorandum, without considering the proceeds from the sale of the Units, other than as may be set forth in the Memorandum, and except as the financial statements of the Company reflect the result of continued losses from operations consistent with prior periods.

     9.02. AUTHORIZATION. The authorization for the issuance of the securities comprising the Units and the use of the Memorandum and all corporate proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to counsel to the Placement Agent.

     9.03. OFFICERS' CERTIFICATE. The Company shall furnish to the Placement Agent a certificate signed by the President and Chief Financial Officer of the Company, dated as of each Closing Date, to the effect that:

           (a) The representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the date of the certificate, and the Company has complied in all material respects with all the agreements and has satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the date of the certificate.

           (b) Each has carefully examined the Memorandum and any amendments and supplements thereto, and to the best of their knowledge the Memorandum and any amendments and supplements thereto contain all statements required to be stated therein, and all statements contained therein are true and correct, and the Memorandum nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, during the Offering, the Memorandum will be amended or supplemented to include all information necessary to be included in the Memorandum so that it does not become inaccurate or misleading.

           (c) No order prohibiting the offer or sale of the Units has been issued and, to the best of the knowledge of the respective signers, no proceeding for that purpose has been initiated or is threatened by the Commission or any applicable state.

           (d) Except as set forth in the Memorandum, since the respective dates of the periods for which information is given in the Memorandum and prior to the date of the certificate, (i) there has not been any materially adverse change, financial or otherwise, in the affairs or condition of the Company, and (ii) the Company has not incurred any material liabilities, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

           (e) Subsequent to the date of the Memorandum, no dividends or distribution whatever have been declared and/or paid on or with respect to the Common Stock of the Company.

     9.04. STATE QUALIFICATION OR EXEMPTION. The Company shall make the required filings to obtain the preemption from registration or qualification in those states in which Units are sold.

     9.05. SATISFACTORY FORM OF DOCUMENTS. All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to the Placement Agent, whose approval shall not be unreasonably withheld.

     9.06. ADVERSE EVENTS. Between the date hereof and each Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause, of such character as materially adversely affects its business or property considered as an entity, whether or not such loss is covered by insurance.

     9.07. LITIGATION. Between the date hereof and each Closing Date, there shall be no litigation instituted or threatened against the Company and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, licenses, operations or financial condition or income of the Company.

     9.08. CERTIFICATES. Any certificate signed by an officer of the Company and delivered to the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the statements made therein.

                                    SECTION 10
                                    TERMINATION

    10.01. FAILURE TO COMPLY WITH AGREEMENT. This Agreement may be terminated by either party hereto by notice to the other party in the event that such party shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement required by the Company or the Placement Agent to be performed, complied with or fulfilled by it within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the non-defaulting party in writing.

    10.02. GOVERNMENT RESTRICTIONS. This Agreement may be terminated by either party by notice to the other party at any time if, in the judgment of either party, payment for and delivery of the Units are rendered impractible or inadvisable because: (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon the trading in securities generally, or minimum or maximum prices shall have been generally established on the New York Stock Exchange, the Chicago Board of Trade or the Commodity Futures Trading Commission, or trading in securities generally on such Exchange, Board, or Commission shall have been suspended, or a general moratorium shall have been established by federal or state authorities; or (ii) a war or other national calamity shall have occurred; or
(iii) the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable in the judgement of the Placement Agent to proceed with this Agreement or with the sale of the Units.

    10.03. LIABILITY ON TERMINATION. Any termination of this Agreement pursuant to this Section 10 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages on the part of any party thereto); except that the Company and the Placement Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 7.01 in the case of the Company, Section 7.03 in the case of the Placement Agent and Section 7.06 as to all parties.

                                    SECTION 11
                 PLACEMENT AGENT'S REPRESENTATIONS AND WARRANTIES

    The Placement Agent represents and warrants to and agrees with the Company that:

    11.01. REGISTRATION. The Placement Agent is registered as a broker-dealer with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"). The
Placement Agent is registered or otherwise qualified to sell the Units in each state in which the Placement Agent sells such Units or is exempt from such registration or qualification.

    11.02. ABILITY TO ACT AS AGENT. There is not now pending or, to the knowledge of the Placement Agent, threatened against the Placement Agent any action or proceeding of which the Placement Agent has been advised, either in any court of competent jurisdiction, before the NASD, the Securities and Exchange Commission or any state securities commission concerning the Placement Agent's activities as a broker or dealer, nor has the Placement Agent been named as a "cause" in any action or proceeding, any of which may be expected to have a material adverse effect upon the Placement Agent's ability to act as agent to the Company as contemplated herein.

    11.03. TERMINATE AGREEMENT. In the event any action or proceeding of the type referred to in Section 11.02 above (except for actions referred to in the Memorandum) shall be instituted or, to the knowledge of the Placement Agent, threatened against the Placement Agent at any time prior to the effective date hereunder, or in the event there shall be filed by or against the Placement Agent in any court pursuant to any federal, state, local or municipal statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of its assets or if the Placement Agent makes an assignment for the benefit of creditors, the Company shall have the right on three (3) days' written notice to the Placement Agent to terminate this Agreement without any liability to the Placement Agent of any kind.

                                 SECTION 12
                         PLACEMENT AGENT'S WARRANTS

     12.01. WARRANTS. If at least 150,000 Units are sold, the Company shall sell to the Placement Agent, for a total of $100, warrants to purchase Units ("Placement Agent's Warrants") on the basis of one warrant for each ten (10) Units sold in the Offering: provided that no Placement Agent's Warrants will be issue for Units sold to investors introduced to the Placement Agent by the Company. Each Placement Agent's Warrant will entitle the holder to purchase one share of Common Stock at $2.00 per share. The Placement Agent's Warrants will be exercisable for a period of five (5) years after their issuance: and if the Placement Agent's Warrants are not exercised during this term, they shall, by their terms, automatically expire. The Company shall set aside and at all times have available a sufficient number of shares of its Common Stock to be issued upon the exercise of the Placement Agent's Warrants. The Placement Agent's Warrants shall contain a "Cashless Exercise" provision.

     12.02. REGISTRATION RIGHTS. The Company understands and agrees that if, at any time during the seven-year period commencing the Closing Date, it should file a Registration Statement with the Commission pursuant to the Act, for a public offering of securities, either for the account of the Company or for the account of any other person, the Company at its own expense, will offer to holders of Placement Agent's Warrants or shares of common stock previously issued upon the exercise thereof, the opportunity to register or qualify for public offering the shares of common stock underlying the Placement Agent's Warrants or the shares so issued. This paragraph is not applicable to a Registration Statement filed with the Securities and Exchange Commission on Forms S-1 or S-8 or any other inappropriate forms; nor does it apply to the Company's Initial Public Offering.

     In addition to the rights above provided, the Company will cooperate with the then holder(s) of the Placement Agent's Warrants and common stock issued upon the exercise of the Placement Agent's Warrants, no more often than once in any twelve (12) month period in preparing and signing any Registration Statement other than the Registration Statement discussed above required in order to sell or transfer the aforesaid Placement Agent's Warrants and underlying shares of common stock and shall supply all information required therefore, but such additional Registration Statement shall be at the then holder(s) cost and expense.

                                  SECTION 13
                                    NOTICE

          Except as otherwise expressly provided in this Agreement:

          13.01 NOTICE TO COMPANY. Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing addressed to the Company as provided below:

          Training Devices Incorporated
          96 Inverness Drive East, #R
          Englewood, Colorado 80112
          Attn:  President

          Alan Peryam, Esq.
          1120 Lincoln Street, Suite 1000
          Denver, Colorado 80203

          13.02 NOTICE TO PLACEMENT AGENT. Whenever notice is required by the provisions of this Agreement to be given to the Placement Agent, such notice shall be given in writing addressed to the Placement Agent as follows:

          Bathgate McColley Capital Group, LLC
          5350 S. Roslyn Street, Suite 380
          Englewood, Colorado 80111
          Attn:  Eugene C. McColley


                                     -13-
Placement Agent Agreement
Training Devices Incorporated

                                 SECTION 14
                                MISCELLANEOUS

     14.01. BENEFITS. This Agreement is made solely for the benefit of the Placement Agent, the Company, their respective agents, officers, directors, managers, members, representatives, guarantors, sureties and any controlling person referred to in Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Units.

     14.02. SURVIVAL. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company or the Company's officers, as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Placement Agent contained in Section 7 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Placement Agent or any affiliated persons thereof or any controlling person of the Company or of the Placement Agent, (ii) delivery of or payment for the Units and (iii) the Closing Date, and any successor of the Company, the Placement Agent and Selected Dealers, or any controlling person, or other person indemnified by section 7, as the case may be, shall be entitled to the benefits hereof.

     14.03. GOVERNING LAW. The validity, interpretation and construction of this Agreement and of each part hereof will be governed by the laws of the State of Colorado. The parties agree that any dispute which arises between them relating to this Agreement or otherwise shall be submitted for resolution in conformity with the Securities Arbitration Rules of the American Arbitration Association. The parties agree that the situs of an arbitration hearing before the arbitrators shall be in Denver, Colorado, and each party shall request such situs.

     14.04. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will constitute an original.

     Please confirm that the foregoing correctly sets forth the Agreement between you and the Placement Agent.

                                       Very truly yours,

                                       BATHGATE MCCOLLEY CAPITAL GROUP, LLC


                                       By    /s/ Eugene C. McColley
                                         -------------------------------------
                                             Eugene C. McColley

     We hereby confirma as of the date hereof that the above letter sets forth the Agreement between the Placement Agent and us.

                                       TRAINING DEVICES INCORPORATED


14 Oct 97                              By    /s/ Bruce Betschart, President
----------                               -------------------------------------
   Date                                      Bruce Betschart, President





                                     -14-
Placement Agent Agreement
Training Devices Incorporated